U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Date of Report: October 8, 2001

                           BLIMPIE INTERNATIONAL, INC.
               (Exact name of issuer as specified in its charter)

            New Jersey                     0-21036               13-2908793
(State or Other Jurisdiction of        (Commission File      (IRS Employer
Incorporation or Organization)         Number)               Identification No.)

                        740 Broadway, New York, NY 10003
              (Address and Zip Code of Principal Executive Offices)

                                 (212) 673-5900
                         (Registrant's Telephone Number)

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Item 5. Other Events

      On October 8, 2001, we filed a Report on Form 8-K with respect to our issuance of a press release on that date announcing that we had entered into an Agreement and Plan of Merger dated as of October 5, 2001 with an investor group headed by Jeffrey Endervelt. We inadvertently included as Exhibit 10.52 to that Report, a draft of the form of voting agreement which was prepared prior to the final version that was executed by the parties. This amendment to that Report is being filed for the purpose of replacing the originally filed Exhibit with the form that was executed by the parties.

Item 7. Financial Statements and Exhibits

The following financial statements, pro forma financial information and exhibits have been filed as part of this Report:

      (a)   Financial Statements -- none

      (b)   Pro forma financial information -- none

      (c)   Exhibits

Number                         Description
------                         -----------

10.52 Voting Agreement dated as of the 5th day of October 2001 among certain shareholders of Blimpie International, Inc. and Sandwich Acquisition Corporation.


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

                                    Signature

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Blimpie International, Inc.


Dated: October 10, 2001                 By:  /s/ Anthony P. Conza
                                           -------------------------------------
                                             Anthony P. Conza, Chief (Principal)
                                                    Executive Officer


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